SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)	October 19, 2007
MRU Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
001-33073	33-0954381
(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 13th Floor New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)
(212) 398-1780
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 19, 2007, MRU Holdings, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”), by and among the Company and certain investors named therein (individually, a “Buyer” and collectively, the “Buyers”) pursuant to which, on the same date, the Company sold, and the Buyers purchased, in a private placement transaction (the “Private Placement”), 12% senior secured notes (collectively, the “Notes”) in an original aggregate principal amount of $11,200,000. The Notes were issued with original issue discount in an aggregate amount equal to $1,217,000. The Notes have a three year term, provided, however, that the maturity date will be one year from the October 19, 2007 closing of the Private Placement (the “Closing”) if the Company fails to satisfy a condition specified in the Notes. The Company has the right to prepay the Notes in whole or in part at any time without premium or penalty. At the Closing, the Company paid the Buyers (A) an aggregate transaction fee equal to $112,000 and (B) a reimbursement amount equal to all of the Buyers’ legal, due diligence and other expenses incurred in connection with the Purchase Agreement. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein. A copy of the form of Note is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

The Company will use the net proceeds of $9,983,000 from the sale of the Notes for general corporate and working capital purposes.

The Purchase Agreement contains standard representations and warranties and contains certain affirmative and negative covenants, which include, among other things, granting the Buyers a right to participate in future debt and equity financings of the Company (other than student loan warehousing and securitization transactions), limiting the right of the Company in certain circumstances to incur additional indebtedness while the Notes remain outstanding and suffer liens, and limiting the Company’s ability in certain circumstances to make future acquisitions of, or investments in, other companies while the Notes remain outstanding.

Pursuant to the terms of the Notes, on each of the sixth month and one year anniversary of the Closing, the Company is required to pay to the Buyers an aggregate amount equal to $266,500 (each, an “Additional Consideration Payment”). Failure to pay an Additional Consideration Payment will be deemed an event of default under the Notes and any portion not paid will be added to principal and bear interest at a default rate equal to 17% under the Notes until paid in full. If there is any principal outstanding on the Notes on the 18th month anniversary date of the issuance of the Notes, the Company is also required to redeem a principal amount of the Notes equal to the lesser of the current principal outstanding on such date and $3,360,000, subject to reduction by any early redemptions made by the Company prior to such date. If an event of default occurs and is continuing under the Notes, the noteholder may declare all amounts due under such Notes, due and payable immediately, except as otherwise provided therein. The Notes are guaranteed by the Company’s direct and indirect subsidiaries other than those subsidiaries established as special purpose entities for the purpose of structured financing transactions. The guarantees are evidenced by a guaranty, dated as of October 19, 2007 (the “Guaranty”), in favor of Viking Asset Management, LLC, as collateral agent for the Buyers (the “Collateral Agent”). A copy of the form of Guaranty is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

In connection with the Closing, the Company delivered to the Buyers (i) an Assignment Agreement, dated as of October 19, 2007, made by MRU ABS LLC, a wholly owned subsidiary of the Company (“MRU ABS”), whereby MRU ABS assigned, transferred and conveyed to the Company as a distribution in respect of the Company’s 100% limited liability company membership interest in MRU ABS, all of MRU ABS’ right, title and interest in and to the right to receive any payments from the MRU Student Loan Trust 2007-A (the “Trust”), as the sole legal and beneficial owner of a trust certificate issued by the Wilmington Trust Company on behalf of the Trust; and (ii) an Account Control Agreement, dated as of October 19, 2007, by and among the Company, the Collateral Agent and The Bank of New York Trust Company, N.A. (“BNY”), as depository bank (the “Account Control Agreement”), whereby BNY has agreed to establish and maintain an account (the “Blocked Account”) into which all cash distributions from the Trust to the Company will be paid, held and then disbursed, from time to time upon the instructions of the Collateral Agent. Copies of the Assignment Agreement and the Account Control Agreement are attached hereto as Exhibit 10.4 and Exhibit 10.5, respectively, and are incorporated by reference herein.

The Company also entered into a pledge and security agreement with the Buyers, dated as of October 19, 2007 (the “Pledge and Security Agreement”), pursuant to which the Company has provided the Buyers with a first lien on and first perfected security interest in (i) all of the equity interests in MRU ABS (the “Pledged Interests”); (ii) all other property in substitution for or in addition to the Pledged Interests; (iii) any dividends or distributions from MRU ABS; (iv) the proceeds of any of the collateral described in clauses (i)-(iii), inclusive; and (v) the Blocked Account, any cash balance from time to time in the Blocked Account and all proceeds and other rights to payments from the Blocked Account. A copy of the Pledge and Security Agreement is attached hereto as Exhibit 10.6 and is incorporated by reference herein.

For more information regarding this transaction, reference is made to the following exhibits filed with this Current Report on Form 8-K (the “Current Report”): the Purchase Agreement (Exhibit 10.1); the form of Note (Exhibit 10.2); the form of Guaranty (Exhibit 10.3); the Assignment Agreement (Exhibit 10.4); the Account Control Agreement (Exhibit 10.5) and the Pledge and Security Agreement (Exhibit 10.6). The respective descriptions of such exhibits are brief summaries only and are qualified in their entirety by their respective terms set forth in each document incorporated herein by reference.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent a registration statement or an applicable exemption from registration requirements. The transactions contemplated by the Purchase Agreement are exempt from the registration requirements of the Securities Act, pursuant to Section 4(2) and/or Regulation D thereunder. Pursuant to the Purchase Agreement, each of the Buyers made representations to the Company regarding their respective suitability to invest in the Private Placement, including, without limitation, that each Buyer qualifies as an “accredited investor” as that term is defined under Rule 501(a) of the Securities Act.

This Current Report shall not constitute an offer to sell, the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On October 22, 2007, the Company issued a press release attached hereto as Exhibit 99.1 in connection with the Private Placement.

The information in this Current Report under this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report under this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation by reference language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Purchase Agreement
10.2	Form of Note
10.3	Form of Guaranty
10.4	Assignment Agreement
10.5	Account Control Agreement
10.6	Pledge and Security Agreement
99.1	Press release dated October 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRU HOLDINGS, INC.

October 22, 2007	By:	/s/ Vishal Garg
Name: Vishal Garg
Title: Chief Financial Officer